EXHIBIT 10.5

                AMENDMENT NO. 4 TO EXECUTIVE EMPLOYMENT AGREEMENT

     This Amendment No. 4 to an Executive Employment Agreement (the "Agreement"), dated June 28, 1991, among Penncore Financial Services Corporation (the "Corporation"), Commonwealth State Bank (the "Bank"), and H. Paul Lewis (the "Executive") is made this 31st day of December, 1996.

     WHEREAS, the parties desire to amend the Agreement relating to the Term of Employment of the Executive and the Annual Direct Salary paid to the Executive;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, intending to be legally bound hereby, the parties agree as follows:

     Subparagraphs 1 and 4(a) are hereby amended to read as follows:

          1. TERM OF EMPLOYMENT. The Bank employs the Executive and the Executive accepts employment with the Bank for a two year period beginning January 1, 1997. The term of this Agreement will automatically renew each anniversary date unless written notice is provided as stipulated under Section 10, Termination, of the Agreement. (For example, the initial contract period is January 1, 1997, through December 31, 1998. On January 1, 1998, the term of this Agreement extends to December 31, 1999, unless the parties provide written notice of their intent not to renew the Agreement term, as stipulated in Section 10 of the Agreement.)

          4(a). ANNUAL DIRECT SALARY. As compensation for services rendered the Bank under this Agreement, the Executive shall be entitled to receive from the Bank an annual direct salary of not less than $140,000 per year, (the "Annual Direct Salary") payable in substantially equal monthly installments (or such other more frequent intervals as may be determined by the Board of Directors of the Bank as payroll policy for senior executive officers) prorated for any partial employment period. The Annual Direct Salary shall be reviewed by the Board of Directors on each anniversary of this Agreement and shall be adjusted in accordance with the prevailing market value of the position and the current pay increase practices of the Bank. In no event shall the Annual Direct Salary be decreased.

     These Amendments supercede any and all Amendments, either oral or in writing, between the parties with respect to Subparagraphs 1 and 4(a) of the Agreement. This Amendment and the Agreement contain all of the covenants and agreements between the parties with respect to the employment of the Executive by the Corporation and the Bank.

     All of the remaining recitals and paragraphs of the Agreement are hereby reaffirmed, reratified, and reapproved by the parties hereto.

     IN WITNESS WHEREOF, the parties have hereunto executed this Amendment No. 4 to the Agreement on the date aforesaid.

ATTEST:                                      PENNCORE FINANCIAL SERVICES
                                             CORPORATION

/s/ Sharon M. Fink                           /s/  Owen O. Freeman, Jr.
----------------------------------           ----------------------------------
Sharon M. Fink                               Owen O. Freeman, Jr.
Assistant Secretary/Treasurer                Chairman of the Board


ATTEST:                                      COMMONWEALTH STATE BANK


/s/ Sharon M. Fink                           /s/ Owen O. Freeman, Jr.
----------------------------------           ----------------------------------
Sharon M. Fink,                              Owen O. Freeman, Jr.
Vice President and                           Chairman of the Board
Assistant Secretary/Treasurer



WITNESS:


/s/ Sharon M. Fink                           /s/ H. Paul Lewis
----------------------------------           ----------------------------------
Sharon M. Fink                               H. Paul Lewis

          AMENDMENT NO. 3 TO EXECUTIVE EMPLOYMENT AGREEMENT

     This Amendment No. 3 to an Executive Employment Agreement (the "Agreement"), dated June 28, 1991, among Penncore Financial Services Corporation (the "Corporation"), Commonwealth State Bank (the "Bank"), and H. Paul Lewis (the "Executive") is made this 5th day of April, 1996.

     WHEREAS, the parties desire to amend the Agreement relating to the Term of Employment of the Executive and the Annual Direct Salary paid to the Executive;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, intending to be legally bound hereby, the parties agree as follows:

     Subparagraphs 1 and 4(a) are hereby amended to read as follows:

          1. TERM OF EMPLOYMENT. The Bank employs the Executive and the Executive accepts employment with the Bank for a two year period beginning January 1, 1996. The term of this Agreement will automatically renew each anniversary date unless written notice is provided as stipulated under Section 10, Termination, of the Agreement. (For example, the initial contract period is January 1, 1996, through December 31, 1997. On January 1, 1997, the term of this Agreement extends to December 31, 1998, unless the parties provide written notice of their intent not to renew the Agreement term, as stipulated in Section 10 of the Agreement.)

          4(a). ANNUAL DIRECT SALARY. As compensation for services rendered, the Bank under this Agreement, the Executive shall be entitled to receive from the Bank an annual direct salary of not less than $125,000 per year, (the "Annual Direct Salary") payable in substantially equal monthly installments (or such other more frequent intervals as may be determined by the Board of Directors of the Bank as payroll policy for senior executive officers) prorated for any partial employment period. The Annual Direct Salary shall be reviewed by the Board of Directors on each anniversary of this Agreement and shall be adjusted in accordance with the prevailing market value of the position and the current pay increase practice of the Bank. In no event shall the Annual Direct Salary be decreased.

     These Amendments supercede any and all Amendments, either oral or in writing, between the parties with respect to Subparagraphs 1 and 4(a) of the Agreement. This Amendment and the Agreement contain all of the covenants and agreements between the parties with respect to the employment of the Executive by the Corporation and the Bank.

     All of the remaining recitals and paragraphs of the Agreement are hereby reaffirmed, reratified, and reapproved by the parties hereto.

     IN WITNESS WHEREOF, the parties have hereunto executed this Amendment No. 3 to the Agreement on the date aforesaid.

ATTEST:                                      PENNCORE FINANCIAL SERVICES
                                             CORPORATION

/s/ Sharon M. Fink                           /s/  Owen O. Freeman, Jr.
----------------------------------           ----------------------------------
Sharon M. Fink                               Owen O. Freeman, Jr.
Assistant Secretary/Treasurer                Chairman of the Board


ATTEST:                                      COMMONWEALTH STATE BANK

/s/ Sharon M. Fink                           /s/  Owen O. Freeman, Jr.
----------------------------------           ----------------------------------
Sharon M. Fink,                              Owen O. Freeman, Jr.
Vice President and                           Chairman of the Board
Assistant Secretary/Treasurer


WITNESS:

/s/ Sharon M. Fink                           /s/ H. Paul Lewis
----------------------------------           ----------------------------------
Sharon M. Fink                               H. Paul Lewis

                AMENDMENT NO. 2 TO EXECUTIVE EMPLOYMENT AGREEMENT

     This Amendment No. 2 to an Executive Employment Agreement (the "Agreement"), dated June 28, 1991, among Penncore Financial Services Corporation (the "Corporation"), Commonwealth State Bank (the "Bank"), and H. Paul Lewis (the "Executive") is made this 15th day of March, 1994.

     WHEREAS, the parties desire to amend the Agreement relating to the Term of Employment of the Executive and the Annual Direct Salary paid to the Executive;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, intending to be legally bound hereby, the parties agree as follows:

     Subparagraphs 1 and 4(a) are hereby amended to read as follows:

          1. TERM OF EMPLOYMENT. The Bank employs the Executive and the Executive accepts employment with the Bank for a two year period beginning January 1, 1994. The term of this Agreement will automatically renew each anniversary date unless written notice is provided as stipulated under Section 10, Termination, of the Agreement. (For example, the initial contract period is January 1, 1994, through December 31, 1995. On January 1, 1995, the term of this Agreement extends to December 31, 1996, unless the parties provide written notice of their intent not to renew the Agreement term, as stipulated in Section 10 of the Agreement.)

          4(a). ANNUAL DIRECT SALARY. As compensation for services rendered, the Bank under this Agreement, the Executive shall be entitled to receive from the Bank an annual direct salary of not less than $110,000 per year, (the "Annual Direct Salary") payable in substantially equal monthly installments (or such other more frequent intervals as may be determined by the Board of Directors of the Bank as payroll policy for senior executive officers) prorated for any partial employment period. The Annual Direct Salary shall be reviewed by the Board of Directors on each anniversary of this Agreement and shall be adjusted in accordance with the prevailing market value of the position and the current pay increase practice of the Bank. In no event shall the Annual Direct Salary be decreased.

     These Amendments supercede any and all Amendments, either oral or in writing, between the parties with respect to Subparagraphs 1 and 4(a) of the Agreement. This Amendment and the Agreement contain all of the covenants and agreements between the parties with respect to the employment of the Executive by the Corporation and the Bank.

     All of the remaining recitals and paragraphs of the Agreement are hereby reaffirmed, reratified, and reapproved by the parties hereto.

     IN WITNESS WHEREOF, the parties have hereunto executed this Amendment No. 2 to the Agreement on the date aforesaid.


ATTEST:                                      PENNCORE FINANCIAL SERVICES
                                             CORPORATION

/s/ Sharon M. Fink                           /s/  Owen O. Freeman, Jr.
----------------------------------           ----------------------------------
Sharon M. Fink                               Owen O. Freeman, Jr.
Assistant Secretary/Treasurer                Chairman of the Board


ATTEST:                                      COMMONWEALTH STATE BANK

/s/ Sharon M. Fink                           /s/  Owen O. Freeman, Jr.
----------------------------------           ----------------------------------
Sharon M. Fink,                              Owen O. Freeman, Jr.
Vice President and                           Chairman of the Board
Assistant Secretary/Treasurer


WITNESS:

/s/ Sharon M. Fink                           /s/ H. Paul Lewis
----------------------------------           ----------------------------------
Sharon M. Fink                               H. Paul Lewis

               AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT

     This Amendment No. 1 to an Executive Employment Agreement (the "Agreement"), dated June 28, 1991, among Penncore Financial Services Corporation (the "Corporation"), Commonwealth State Bank (the "Bank"), and H. Paul Lewis (the "Executive") is made this 29th day of June, 1993.

     WHEREAS, the parties desire to amend the Agreement relating to the Term of Employment of the Executive and the Annual Direct Salary paid to the Executive;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein intending to be legally bound hereby, the parties agree as follows:

     Subparagraphs 1 and 4(a) are hereby amended to read as follows:

          1. TERM OF EMPLOYMENT. The Bank employs the Executive and the Executive accepts employment with the Bank for a two year period beginning January 1, 1993. The term of this Agreement will automatically renew each anniversary date unless written notice is provided as stipulated under Section 10, Termination, of the Agreement. (For example, the initial contract period is January 1, 1993, through December 31, 1994. On January 1, 1994, the term of this Agreement extends to December 31, 1996, unless the parties provide written notice of their intent not to renew the Agreement term, as stipulated in Section 10 of the Agreement.)

          4(a). ANNUAL DIRECT SALARY. As compensation for services rendered, the Bank under this Agreement, the Executive shall be entitled to receive from the Bank an annual direct salary of not less than $110,000 per year, (the "Annual Direct Salary") payable in substantially equal monthly installments (or such other more frequent intervals as may be determined by the Board of Directors of the Bank as payroll policy for senior executive officers) prorated for any partial employment period. The Annual Direct Salary shall be reviewed by the Board of Directors on each anniversary of this Agreement and shall be adjusted in accordance with the prevailing market value of the position and the current pay increase practice of the Bank. In no event shall the Annual Direct Salary be decreased.

     IN WITNESS WHEREOF, the parties have hereunto executed this Amendment No. 1 to the Agreement on the date and date aforesaid.

ATTEST:                                      PENNCORE FINANCIAL SERVICES
                                             CORPORATION


/s/ Sharon M. Fink                           /s/  Owen O. Freeman, Jr.
----------------------------------           ----------------------------------
Sharon M. Fink                               Owen O. Freeman, Jr.
Assistant Secretary/Treasurer                Chairman of the Board


ATTEST:                                      COMMONWEALTH STATE BANK


/s/ Sharon M. Fink                           /s/  Owen O. Freeman, Jr.
----------------------------------           ----------------------------------
Sharon M. Fink, V.P.,                        Owen O. Freeman, Jr.
Assistant Secretary/Treasurer                Chairman of the Board


WITNESS:


/s/ Sharon M. Fink                           /s/ H. Paul Lewis
----------------------------------           ----------------------------------
Sharon M. Fink                               H. Paul Lewis

                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS AGREEMENT is made on the 28th day of June, 1991 between PENNCORE FINANCIAL SERVICES CORPORATION (the "Corporation"), a Pennsylvania corporation with its principal office at Friends Lane & Rt. 332, Newtown, PA, COMMONWEALTH STATE BANK (the "Bank"), a Pennsylvania state-chartered banking institution with its principal office at Friends Lane & Rt. 332, Newtown, PA and H. PAUL LEWIS (the "Executive"), residing at 424 Burns Lane, Newtown, Pennsylvania.

     WHEREAS, the Bank is a wholly-owned subsidiary of the Corporation; and

     WHEREAS, the Bank desires to employ the Executive as its President and Chief Executive Officer under the terms and conditions set forth herein; and

     WHEREAS, it is acknowledged that since the Bank is a wholly-owned subsidiary of the Corporation, the Corporation receives a benefit from the employment of the Executive by the Bank; and

     WHEREAS, the Corporation is willing to assume the obligations of the Bank if the Bank is for any reason unable to perform its obligations hereunder, and

     WHEREAS, the Executive desires to serve the Bank in an executive capacity under the terms and conditions set forth in this Agreement;

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and intending to be legally bound hereby, the parties agree as follows:

     1. TERM OF EMPLOYMENT. The Bank employs the Executive and the Executive accepts employment with the Bank for a two year period beginning January 1, 1991. The term of this Agreement will automatically renew each anniversary date unless written notice is provided as stipulated under Section 1O, Termination. (For example, the initial contract period is January 1, 1991 through December 31, 1993. On January 1, 1992, the term of this Agreement extends to December 31, 1994, unless the parties provide written notice of their intent not to renew the agreement term, as stipulated in Section 10.)

     2. POSITION AND DUTIES. The Executive shall serve as the Chief Executive Officer, president of the Bank and Corporation and a member of the Board of Directors of Bank and Corporation, reporting only to the Board of Directors of the Bank and its Chairman, and shall have supervision and control over, and responsibility for, the general management and operation of the Bank, and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors of the Bank, provided that such duties are consistent with the Executive's position as the chief executive officer in charge of the general management of the Bank.

     3. ENGAGEMENT IN OTHER EMPLOYMENT. The Executive shall devote substantially all his working time, ability and attention to the business of the Bank and/or the Corporation during the term of this Agreement. The Executive shall notify the Board of Directors of the Bank in writing before the Executive engages in any other business or commercial activities, duties or pursuits, including, but not limited to, directorships of other companies. Under no circumstances may the Executive engage in any business or commercial activities, duties or pursuits which compete with the business or commercial activities of the Bank or the Corporation, nor may the Executive serve as a director or officer or in any other capacity in a company which competes with the Corporation and/or the Bank.

     4. COMPENSATION.

     (a) ANNUAL DIRECT SALARY. As compensation for services rendered the Bank under this Agreement, the Executive shall be entitled to receive from the Bank an annual direct salary of not less than $95,000 per year, (the "Annual Direct Salary") payable in substantially equal monthly installments (or such other more frequent intervals as may be determined by the Board of Directors of the Bank as payroll policy for senior executive officers) prorated for any partial employment period. The Annual Direct Salary shall be reviewed by the Board of Directors on each anniversary of this Agreement and shall be adjusted in accordance with the prevailing market value of the position and the current pay increase practice of the Bank. In no event shall the Annual Direct Salary be decreased.

     (b) INCENTIVE COMPENSATION. The Executive shall prepare a Business Plan establishing the financial and business goals of the Bank prior to the start of each fiscal year. The Business Plan prepared by the Executive shall be reviewed promptly by the Board of Directors, which may in its sole discretion alter or modify the Business Plan prior to adoption. Upon adoption of the Business Plan, the Board of Directors shall also establish an Incentive Compensation Plan for the Executive. The Incentive Compensation Plan shall provide an incentive pay opportunity consistent with the practices of similar organizations in rewarding their senior executives. The incentive award will be paid to the Executive within ninety (90) days following the end of the fiscal year if the financial and business goals of the Bank are met for that year. As part of the Incentive Compensation Plan, the Board of Directors in its sole discretion may also provide for payment of less than the full yearly bonus in the event some but not all of the financial and business goals of the Bank are met for the year in question.

     (c) ADDITIONAL BONUS. The Executive shall also be entitled to an additional bonus amount sufficient on an after-tax basis to pay the premium on his supplemental Long-term Disability insurance policy. This bonus amount will be payable on each anniversary of this agreement on which the Executive is employed by the Bank.

     (d) DIRECTOR'S FEES. The Executive, if appointed as a Director of the Corporation and/or the Bank, will be eligible to receive fees for those services equal in amount to fees received by outside Directors of the organizations.

     5. FRINGE BENEFITS, VACATION, EXPENSES, AND PERQUISITES.

     (a) EMPLOYEE BENEFIT PLANS. The Executive shall be entitled to participate in or receive benefits under all Bank and/or Corporate employment benefit plans (to the extent that the employment benefit plans of the Bank and Corporation are not duplicative), including but not limited to any profit-sharing plan, savings plan, equity participation plan, supplemental retirement income, medical or health-and-accident plan or arrangement made available by the Bank and/or the Corporation to its executives and key management employees, subject to and on a basis consistent with terms, conditions and overall administration of such plans and arrangements. The Executive shall also be entitled to the following benefits, at minimum:

          (i) Retirement Income Plan: The Executive shall be entitled to participate in the group retirement income plan of the Bank and shall become vested in such plan according to the schedule provided in the plan document.

          (ii) Life Insurance: In addition to standard group life insurance provisions, the Bank shall provide and maintain life insurance for the Executive, if he qualifies therefore on a standard underwriting basis, which life insurance shall at all times be maintained at an amount equal to three times the Executive's Annual Direct Salary to a maximum of $350,000.

          (iii) Disability Insurance: In addition to standard group benefit provisions, the Bank shall make available a disability insurance policy for purchase by the Executive, provided the Executive qualifies as a medically acceptable risk to the issuing company on a standard underwriting basis, which shall provide that in the event the Executive is unable to perform his duties hereunder as a result of incapacity due to physical or mental illness, he shall be entitled to receive benefits from all sources (Social Security, group LTD and supplemental LTD) equal to 75% of his annual salary until he reaches the age of 65 or dies, whichever occurs first. The Bank shall continue to pay to the Executive his Annual Direct Salary during any applicable "elimination (waiting) period," but not to exceed ninety (90) days, under the disability insurance plan purchased by the Executive.

     (b) The Executive shall be entitled to the number of paid vacation days in each calendar year determined by the Bank from time to time for its senior executive officers, but not less than four (4) weeks in any calendar year (prorated in any calendar year during which the Executive is employed hereunder for less than the entire such year in accordance with the number of days in such calendar year during which he is so employed). The Executive shall also be entitled to all paid holidays given by the Bank to its senior executive officers.

     (c) During the term of his employment hereunder, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with the policies and procedures established by the Board of Directors of the Bank for its senior executive officers) in performing services hereunder, provided that the Executive properly accounts therefore in accordance with Bank policy.

     (d) During the term of employment hereunder, the Executive shall be entitled to the use of a Bank purchased or leased automobile of the following make and model, or its equal: Buick LeSabre. The Executive shall also be entitled to reimbursement for all operating expenses of the automobile, including but not limited to oil, gasoline, maintenance, repairs and insurance. Additionally, the Executive shall be entitled to receive such other perquisites and fringe benefits as the Board of Directors of the Bank deems appropriate in its sole direction.

     (e) Nothing paid to the Executive under any benefit plan or arrangement shall be deemed to be in lieu of compensation to the Executive hereunder.

     6. OFFICES. The executive agrees to serve as President and Chief Executive Officer of the Corporation and, if elected or appointed thereto, in one or more offices or as a director of the Corporation and/or the Bank, and/or in one or more offices or as a director of any of the Corporation's or the Bank's subsidiaries, provided, however, the Executive shall not be required to serve in such additional offices or as a director of the Corporation, Bank or any subsidiary if such service would expose him to adverse financial consequences.

     7. INDEMNIFICATION. The Bank and Corporation shall indemnify the Executive, to the fullest extent permitted by Pennsylvania law, with respect to any threatened, pending or completed action, suit or proceeding, brought against him by reason of the fact that he is or was a director, officer, employee or agent of Bank or Corporation or is or was serving at the request of Corporation or Bank as a director, officer, employee or agent of another person or entity. To the fullest extent permitted by Pennsylvania law, the Bank and Corporation shall in advance of final disposition pay any and all expenses incurred by Executive in connection with any threatened, pending or completed action, suit or proceeding with respect to which Executive may be entitled to indemnification hereunder. Executive's right to indemnification provided herein is not exclusive of any other rights of indemnification to which Executive may be entitled under any bylaw, agreement, vote of shareholders or otherwise, and shall continue beyond the term of this Agreement. The Bank and/or the Corporation shall use its best efforts to obtain insurance coverage for the Executive under an insurance policy covering officers and directors of the Bank and/or the Corporation against lawsuits, arbitrations or other proceedings, however, nothing herein shall be construed to require the Bank and/or the Corporation to obtain such insurance if the Board of Directors of the Bank and/or the Corporation determine that such coverage cannot be obtained at a commercially reasonable price.

     8. UNAUTHORIZED DISCLOSURE. During the period of his employment hereunder, or at any later time, the Executive shall not, without the written consent of the Board of Directors of the Bank and/or the Corporation or a person authorized thereby, knowingly disclose to any person, other than an employee of the Bank or the Corporation or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Bank or the Corporation, any material confidential information obtained by him while in the employ of the Bank or the Corporation with respect to any of the Bank's or the Corporation's services, products, improvements, formulas, designs or styles, processes, customers, methods of distribution or any business practices the disclosure of which he knows will be materially damaging to the Bank or the Corporation; provided, however, that confidential information shall not include any information known generally to the public (other than as a result of authorized disclosure by the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Bank or the Corporation.

     9. RESTRICTIVE COVENANT. The Executive covenants and agrees as follows: the Executive shall not directly or indirectly, within the marketing area of the Bank (defined as an area within ten miles of the main office), or any future marketing area of the Bank (defined as an area within ten miles of any branch office) begin during the Executive's employment under the terms of this Agreement, enter into or engage generally in direct or indirect competition with the Bank in the business of banking or any banking related business, either as an individual on his own or as a partner or joint venturer, or as a director, officer, shareholder, employee or agent for any person, for a period of one year after the date of termination of his employment if (i) the Executive's employment is terminated for Cause by the Bank pursuant to paragraph 10(c) of this Agreement, or (ii) such termination is the result of a resignation by the Executive for other than a "Good Reason" under paragraph 10(d) of this Agreement. The existence of any immaterial claim or cause of action of the Executive against the Bank, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Bank of this covenant. The Executive agrees that any breach of the restrictions set forth in this paragraph will result in irreparable injury to the Bank for which it shall have no adequate remedy at law and the Bank shall be entitled to injunctive relief in order to enforce the provisions hereof. In the event that this paragraph shall be determined by any court of competent jurisdiction to be unenforceable in part by reason of it being too great a period of time or covering too great a geographical area, it shall be in full force and effect as to that period of time or geographical area determined to be reasonable by the court.

     10. TERMINATION.

     (a) The Executive's employment hereunder shall terminate upon his death.

     (b) If the Executive becomes permanently disabled (as certified by the Bank's group LTD carrier and the Executive's supplemental LTD carrier or in the event these organizations cannot agree, they shall designate a licensed physician whose decision shall be binding upon the parties) because of sickness, physical or mental disability, or any other reason, and is unable to perform or complete his duties under this Agreement for a period of 90 consecutive days (or time equal to the elimination period), the Bank shall have the option to terminate this Agreement by giving written notice of termination to the Executive. Such termination shall be without prejudice to any right the Executive has under the disability insurance program maintained by the Bank.

     (c) The Bank may terminate the Executive's employment hereunder for Cause. For the purposes of this agreement, the Bank shall have "Cause" to terminate the Executive's employment hereunder upon (1) the willful failure by the Executive to substantially perform his duties hereunder, other than any such failure resulting from the Executive's incapacity due to physical or metal illness, or
(2) the willful engaging by the Executive in gross misconduct materially injurious to the Bank, or (3) the willful violation by the Executive of the provisions of paragraphs 3 or 8 hereof after notice from Bank or Corporation and a failure to cure such violation within 30 days of said notice, or if said violation cannot be cured within 30 days, within a reasonable time thereafter if the Executive is diligently attempting to cure the violation, or (4) the gross negligence of the Executive in the performance of his duties or (5) receipt of a final written directive or order of any governmental body or entity having jurisdiction over the Bank requiring termination or removal of the Executive as Chief Executive Officer, President or Director of the Bank.

     (d) The Bank may choose not to renew the Executive's contract, without cause or reason. Such termination will require the Bank to provide the Executive with written notice of nonrenewal at least ninety (90) days prior to the anniversary date of the Agreement.

     (e) The Executive may terminate his employment hereunder (1) if his health should become impaired to an extent that it makes continued performance of his duties hereunder hazardous to his physical or mental health or his life, or (2) for Good Reason. The term "Good Reason" shall mean (i) any assignment to the Executive, without his consent, of any duties other than those contemplated by, or any limitation of the powers of the Executive not contemplated by, Section 2 hereof, or (ii) any removal of the Executive from or any failure to reelect the Executive to any of the positions indicated in Section 2 hereof, except in connection with termination of the Executive's employment for Cause, or (iii) a reduction of the Executive's rate of compensation as provided in Section 4 hereof, or (iv) failure of the Bank to comply with Section 5 hereof, (v) any other material breach by Corporation or Bank of this Agreement or (vi) any Change of Control (as defined herein).

     11. PAYMENTS UPON TERMINATION.

     (a) If the Executive's employment shall be terminated because of death, disability or for Cause, the Bank shall pay the Executive his full Annual Direct Salary through the date of termination at the rate in effect at the time of termination and any other amounts owing to Executive at the date of termination, and the Bank shall have no further obligations to the Executive under this Agreement.

     (b) If the Executive's employment is terminated by the Bank (other than pursuant to paragraphs l0(a) or l0(b) or l0(c) hereof), or if the Executive shall terminate his employment for Good Reason, excluding Change of Control, then the Bank shall pay the Executive his full Annual Direct Salary from the date of notice (termination), for a total of nine (9) months; provided, however, the Executive shall make reasonable efforts to mitigate damages by seeking other comparable employment. In such event, the Bank shall also maintain in full force and effect, for the continued benefit of the Executive for the full salary continuation period, all employee benefit plans and programs to which the Executive was entitled prior to the date of termination if the Executive's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Executive's participation in any such plan or program is barred, the Executive shall be entitled to receive an amount equal to the annual contribution, payments, credits or allocations made by the Bank to him, to his account or on his behalf under such plans and programs from which his continued participation is barred except that if Executive's participation in any health, medical, life insurance, or disability plan or program is barred, Bank and Corporation shall obtain and pay for, on Executive's behalf, individual insurance plans, policies or programs which provide to Executive health, medical, life and disability insurance coverage which is equivalent to the insurance coverage to which Executive was entitled prior to the date of termination.

     (c) If the Executive's employment is terminated by the Bank (other than pursuant to paragraphs 10(a) or 10(b) or 10(c) hereof), or if the Executive shall terminate this employment for Good Reason within twelve (12) months following Change of Control (as defined herein), then the Bank shall pay the Executive his full Annual Direct Salary from the date of notice (termination) for the remaining term of this agreement or eighteen (18) months, whichever is longer. The Bank will also maintain benefit coverages for the Executive during this time period as specified in paragraph 11(b) above.

     (d) In the event of termination or nonrenewal of Executive's employment other than for Cause, Executive shall have the right to sell to the Bank and the Corporation, and upon exercise of such right the Bank and Corporation shall be required to purchase, all of his shares of Bank stock or Corporation stock which Executive desires to sell (the "Put Stock") for their Fair Market Value (as determined below). It shall be within Bank's and Corporation's discretion as to which of them shall purchase the Put Stock. Executive may exercise his right to sell the Put Stock by delivering written notice of exercise to Bank and Corporation, which exercise may be conditioned upon the price to be paid for the Put Stock.

     (e) The "Fair Market Value" of the Put Stock shall be determined by two appraisers, one of whom shall be appointed by the Corporation or the Bank, and one of whom shall be appointed by the Executive. In the event the two appraisers cannot agree upon the Fair Market Value, they shall select a third appraiser to act with them, and a decision of the majority of the appraisers shall be final and binding. Each party shall bear the expense of the appraiser it chooses, and if it becomes necessary to employ a third appraiser, that expense shall be borne equally by the parties. All appraisers shall be independent and shall be experienced in appraising banks. In determining the fair market value, the appraisers shall not consider any legal restrictions on sale of the Put Stock, but instead shall value the Put Stock as though it were freely traded in a public market with adequate trading volume.

     (f) If the determination of the Fair Market Value is satisfactory to Executive, he shall notify Corporation of his exercise of his right hereunder, stating the number of shares he wishes to sell. Corporation shall then notify Executive, within ten (10) days following Executive's notice, which of Bank or Corporation will purchase the Put Stock. Such notice from Corporation shall set forth a time and place for closing of the purchase of the Put Stock, which shall take place no later than five (5) days after such notice. At the closing, Executive shall deliver the certificate representing the Put Stock, duly endorsed for transfer in block, free and clear of all liens and encumbrances, against delivery by the designated purchaser of the Fair Market Value of the Put Stock paid by bank or certified check.

     12. DAMAGES FOR BREACH OF CONTRACT. In the event of a breach of this Agreement by either the Bank or Executive resulting in damages to either party, that party may recover from the party breaching the Agreement any and all damages that may be sustained.

     13. DEFINITION OF CHANGE OF CONTROL. For purposes of this Agreement, the term "Change of Control" shall mean:

     (a) the acquisition of the beneficial ownership of at least 40% of the Bank's and/or the Corporation's voting securities or all or substantially all of the assets of the Bank and/or the Corporation by a single person or entity or a group of affiliated persons or entities, or

     (b) the merger, consolidation or combination of the Bank and/or the Corporation with an unaffiliated corporation in which the directors of the Bank and/or the Corporation, immediately prior to such merger, consolidation or combination constitute less than a majority of the Board of Directors of the surviving, new or combined entity, or

     (c) during any period of two (2) consecutive years during the term of the Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Bank cease for any reason to constitute at least a majority thereof.

     14. DEFINITION OF DATE OF CHANGE OF CONTROL. For purposes of this Agreement, the date of Change of Control shall mean:

     (a) the first date on which a single person and/or entity, or group of affiliated persons and/or entities, acquire the beneficial ownership of 40% more of the Bank's and/or the Corporation's voting securities, or

     (b) the date of the transfer of all or substantially all of the Bank's and/or the Corporation's assets, or

     (c)  the  date  on  which  a  merger,   consolidation   or  combination  is
consummated, as applicable, or

     (d) the date on which individuals who formerly constituted a majority of the Board of Directors of the Bank ceased to be a majority.

     15. OBLIGATIONS OF CORPORATION. The Corporation expressly agrees that should the Bank for any reason be unable to or shall otherwise not perform its obligations under this Agreement, the Corporation shall pay to the Executive the compensation to which the Executive is entitled under this Agreement and to perform all other duties which the Bank may have under this Agreement, whether or not the Executive is employed by the Corporation on the date of execution of this Agreement.

     16. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in the agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

      If to the Executive:              H. Paul Lewis
                                        424 Burns Lane
                                        Newtown, Pennsylvania 18940

      If to the Bank:                   Commonwealth State Bank
                                        Friends Lane and Route # 332
                                        Newtown, Pennsylvania 18940
      Attn:                             Chairman of the Board

      If to the Corporation:            Penncore Financial Services Corporation
                                        Friends Lane and Route # 332
                                        Newtown, Pennsylvania 18940
      Attn:                             Chairman of the Board

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     17. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Executive, the Corporation and any successor to the Corporation, and the Bank and any successor to the Bank.

     18. ENFORCEMENT OF SEPARATE PROVISIONS. Should provisions of this Agreement be ruled unenforceable for any reasons, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

     19. AMENDMENT. This Agreement may be amended or cancelled only by mutual agreement of the parties in writing without the consent of any other person and, so long as the Executive lives, no person other than the parties hereto, shall have any rights under or interest in this Agreement or the subject matter hereof.

     20. ATTORNEY'S FEES AND COSTS. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief that may be proper.

     21. PAYMENT OF MONEY DUE DECEASED EXECUTIVE. If the Executive dies prior the expiration of the term of employment, any monies that may be due him from the Bank under this Agreement as of the date of death shall be paid to the executor, administrator, or other personal representative of the Executive's estate.

     22. LAW GOVERNING. This Agreement shall be governed by an construed in accordance with the laws of the Commonwealth of Pennsylvania.

     23. ENTIRE AGREEMENT. This Agreement supercedes any and all agreements, either oral or in writing, between the parties with respect to the employment by the Executive by the Bank, and this Agreement contains all the covenants and agreements between the parties with respect to the employment.

ATTEST:                                      PENNCORE FINANCIAL SERVICES



/s/                                          By: /s/  Owen O. Freeman, Jr.
----------------------------------           ----------------------------------
Secretary Treasurer                          Chairman of the Board



                                             COMMONWEALTH STATE BANK
ATTEST:


/s/                                          By: /s/  Owen O. Freeman, Jr.
----------------------------------           ----------------------------------
Secretary/Treasurer                          Chairman of the Board



WITNESS:



/s/ Sharon M. Fink                           /s/ H. Paul Lewis
----------------------------------           ----------------------------------
Sharon M. Fink                               H. Paul Lewis